Advances for Vessels under Construction and Acquisitions and Other Vessel Costs	12 Months Ended
Dec. 31, 2015
Advances For Property Plant And Equipment [Abstract]
Advances for Vessels under Construction and Acquisitions and Other Vessel Costs

5.       Advances for Vessels under Construction and Acquisitions and Other Vessel Costs

In May 2013, Aster Shipping Company Inc. and Aerik Shipping Company Inc., each entered into a shipbuilding contract with unrelated third parties for the construction of a Newcastlemax dry bulk carrier for the aggregate price of $97,400. The vessels are expected to be delivered in 2016.

In January 2014, Houk Shipping Company Inc., entered into a shipbuilding contract with unrelated third parties for the construction of a Kamsarmax dry bulk carrier for a contract price of $28,825. The vessel is expected to be delivered in 2016.

In December 2014, Lelu Shipping Company Inc. entered into a memorandum of agreement with an unrelated third party to acquire a newbuilding Capesize dry bulk vessel, named Santa Barbara, for a purchase price of $50,000. The vessel was delivered in January 2015 (Note 6).

As at December 31, 2015, the remaining contractual obligations amounted to $83,487 (Note 10).

The amounts in the accompanying consolidated balance sheets include payments to sellers of vessels or, in the case of vessels under construction, to the shipyards and other costs capitalized in accordance with the Company's related accounting policy (Note 2(i)). The movement of the account during 2015 and 2014 was as follows:

	2015	2014
Beginning balance	$29,500	$38,862
- Advances for vessels under construction and other vessel costs	25,080	43,160
- Advances for vessel acquisitions and other vessel costs	40,105	10,066
- Transferred to vessel cost (Note 6)	(50,171)	(62,588)
Ending balance	$44,514	$29,500